Provisions for other liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [abstract]
Provisions for other liabilities
Provisions for other liabilities

The Group is subject to several laws, regulations and business practices of the countries where it operates. In the ordinary course of business, the Group is subject to certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving tax, labor and social security, administrative and civil and other matters. The Group accrues liabilities when it is probable that future costs will be incurred and it can reasonably estimate them. The Group bases its accruals on up-to-date developments, estimates of the outcomes of the matters and legal counsel experience in contesting, litigating and settling matters. As the scope of the liabilities becomes better defined or more information is available, the Group may be required to change its estimates of future costs, which could have a material effect on its results of operations and financial condition or liquidity.

The table below shows the movements in the Group's provisions for other liabilities categorized by type of provision:

	Labor, legal and other claims	Others	Total
At January 1, 2018	4,838	5	4,843
Additions	1,147	—	1,147
Used during year	(1,379)	—	(1,379)
Exchange differences	(986)	—	(986)
At December 31, 2018	3,620	5	3,625
Additions	527	41	568
Used during year	(774)	—	(774)
Exchange differences	(247)	—	(247)
At December 31, 2019	3,126	46	3,172

Analysis of total provisions:

	2019	2018
Non current	2,936	3,296
Current	236	329
	3,172	3,625

The Group is engaged in several legal proceedings, including tax, labor, civil, administrative and other proceedings in Brazil, which qualified as contingent liabilities for an aggregate claimed nominal amount of US$ 23.1 million and US$ 21.0 million as of December 31, 2019 and 2018, respectively.